Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings [Abstract]
Borrowings
(7)	Borrowings

Short-term borrowings (repurchase agreements) of the Company were cash management accounts as follows:

(dollars in thousands)	2023	2022	2021

Amount outstanding at December 31,	$88,990	$122,700	$244,686
Maximum amount outstanding at any month end	134,293	253,219	244,686
Average amount outstanding	114,639	177,599	232,815
Weighted average interest rate:
For the year	0.88%	0.42%	0.39%
As of year end	0.86	0.86	0.37

Cash management accounts represent retail accounts with customers for which the Bank has pledged certain assets as collateral.

As of December 31, 2023 the Company also has borrowing capacity of $938.6 million available with the Federal Home Loan Bank of New York.  The borrowings capacity is secured by the loans pledged by the Company.  As of December 31, 2023 and 2022, the Company had no outstanding borrowings with the Federal Home Loan Bank of New York.